EXHIBIT 10.8

               FACILITY AGREEMENT AMENDMENT NO. 1 AND WAIVER

               THIS FACILITY AGREEMENT AMENDMENT NO. 1 AND WAIVER (this "Amendment"), dated as of 30 June, 1997 between ADT Finance PLC (the "Borrower"), ADT (UK) Holdings PLC, Modern Security Systems Limited, ADT Group PLC and Electric Protection Services Limited (each an "Initial Guarantor"), Automated Security (Holdings) PLC (an "Additional Guarantor") and The Bank of Nova Scotia (as "Agent")

                           W I T N E S S E T H;

               WHEREAS, pursuant to a Facility Agreement, dated as of 17 March, 1997 (as amended or otherwise modified from time to time, the "Facility Agreement") between the Borrower, the Initial Guarantors, the Additional Guarantor, the Agent, The Bank of Nova Scotia (as "Arranger") and the financial institutions as are parties thereto (collectively the "Banks"), the Banks made available a Pound Sterling 90,000,000 facility;

               WHEREAS, in connection with the Facility Agreement, ADT Limited executed and delivered in favour of the Agent and the Banks the guarantee dated as of 25 March, 1997 (as amended or otherwise modified from time to time, the "ADT Limited Guarantee");

               WHEREAS, ADT Limited has established Limited Apache, Inc., a Massachusetts corporation and direct Wholly-Owned Subsidiary of ADT Limited ("Apache"), in connection with the proposed merger of Apache with and into Tyco International Ltd., a Massachusetts corporation ("Tyco"), pursuant to, and in accordance with, the Agreement and Plan of Merger dated as of 17 March, 1997, among ADT Limited, Apache and Tyco (the "Merger");

               WHEREAS, the Borrower has requested a temporary waiver of the Event of Default which would otherwise arise under Clause 19.15 of the Facility Agreement and the Borrower has agreed that, unless otherwise agreed by an Instructing Group, an Event of Default will arise on 30 September 1997 by reason of the Merger; and

               WHEREAS, the Instructing Group has confirmed to the Agent its consent to such requests, subject to the terms and conditions of this Amendment;

               NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                                 ARTICLE 1

                                DEFINITIONS

               Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in the Facility Agreement shall have such meanings when used in this Amendment.

                                ARTICLE II

                          AMENDMENTS AND CONSENT

               SECTION 2.1 Amendments to the Credit Agreement. Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of the Borrower herein contained, the Facility Agreement is amended as set forth in this Section 2.1.

               SECTION 2.1.1  Amendment to Clause 1.1

               (a) CLAUSE 1.1 of the Facility Agreement is amended by adding the following terms and definitions:

      "Material Tyco Party" means each Tyco Subsidiary which

      (a) accounted for at least 10% of the consolidated gross revenues of the Tyco Subsidiaries for the most recently completed Financial Quarter: or

      (b) has assets which represent at least 10% of the consolidated gross assets of the Tyco Subsidiaries as of the last day of the most recently completed
          Financial Quarter.

          "Tyco" means Tyco International, Ltd., a Massachusetts corporation.

          "Tyco Subsidiary" means Limited Apache. Inc., a Massachusetts corporation, Tyco and each Subsidiary of Tyco as of 30 June 1997, and each Subsidiary of Tyco formed thereafter.

               SECTION 2.1.2 Amendment to Clause 19.6. Clause 19.6 of the Facility Agreement is amended by replacing the phrase " Pound Sterling10,000,000 (or its equivalent in any other currency)" in each of the three places it appears with the phrase " Pound Sterling10,000,000 or, in the case of a Tyco Subsidiary prior to 30 September 1997, $30,000,000 (or, in each case, its equivalent in any other currency)".

               SECTION 2.1.3 Amendment to Clause 19.10. Clause 19.10 of the Facility Agreement is amended by inserting the parenthetical "(or "$30,000,000 in the case of a Tyco Subsidiary prior to September 30, 1997)" after the reference therein to " Pound Sterling10,000,000".

               SECTION 2.2 Waiver. Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of the Borrower herein contained, the Agent on behalf of the Instructing Group waives until 30 September 1997 the Event of Default which would otherwise arise under Clause 19.15 of the Facility Agreement by reason of the Merger and the Borrower and the Group Guarantors agree that, unless otherwise agreed in writing by the Agent on behalf of an Instructing Group, an Event of Default will arise on 30 September 1997 by reason of the Merger.

               This waiver shall be limited precisely as written and in no event shall be deemed to constitute a waiver of compliance by the Borrower with respect to any other term, provision or condition of the Facility Agreement or any other Finance Document or prejudice any right or remedy that the Agent or any Bank may now have or may have in the future under or in connection with the Facility Agreement, any other Finance Document or any other instrument or agreement referred to therein

                                ARTICLE III

                           CONDITIONS PRECEDENT

               This Agreement shall become effective, as of the date hereof, upon the receipt by the Agent of counterparts hereto executed on behalf of the Borrower and the Group Guarantors.

                                ARTICLE IV

                      REPRESENTATIONS AND WARRANTIES

               In order to induce the Agent on behalf of the Instructing Group to enter into this Amendment, the Borrower hereby reaffirms, as of the date hereof, the representations and warranties contained in Clause 15 (other than Clause 15.7, 15.10, 15.11 and 15.12) of the Facility Agreement and additionally represents and warrants to the Agent for the helmet of each of the Banks that no Event of Default or Potential Event of Default has occurred and is continuing other than as contemplated herein in relation to the Merger.

                                 ARTICLE V

                         MISCELLANEOUS PROVISIONS

               SECTION 5.1 Ratification of and References to the Facility Agreement. This Amendment shall be deemed to be an amendment to the Facility Agreement, and the Facility Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Facility Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Facility Agreement as amended hereby.

               SECTION 5.2 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

               SECTION 5.3 Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

               SECTION 5.4 Finance Document. This Amendment shall be deemed to be a Finance Document.

               SECTION 5.5 ADT Limited Guarantee. Each of the Borrower and each Group Guarantor hereby consents to and acknowledges the provisions of the ADT Limited Guarantee and Waiver Consent to be entered into between ADT Limited and the Agent.

               SECTION 5.6 Governing Law. This Amendment shall be governed by and construed in accordance with English law.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorised as of the day and year first above written.

                                        ADT FINANCE PLC



                                        By T.W. Godfray
                                           --------------------------------
                                           Title: Director


                                        ADT (UK) HOLDINGS PLC



                                        By T.W. Godfray
                                           --------------------------------
                                           Title: Director


                                        MODERN SECURITY SYSTEMS LIMITED



                                        By T.W. Godfray
                                           --------------------------------
                                           Title: Director


                                        ADT GROUP PLC



                                        By T.W. Godfray
                                           --------------------------------
                                           Title: Director


                                        ELECTRIC PROTECTION SERVICES
                                           LIMITED



                                        By T.W. Godfray
                                           --------------------------------
                                           Title: Director


                                        AUTOMATED SECURITY (HOLDINGS)
                                           PLC



                                        By T.W. Godfray
                                           --------------------------------
                                           Title: Director


                                        THE BANK OF NOVA SCOTIA
                                           as Agent and on behalf of the
                                           Instructing Group



                                        By  J.R. Heeds
                                            --------------------------------
                                            Title: Vice President